John Hancock Variable Insurance Trust
Supplement dated February 13, 2018
to the Prospectus dated May 1, 2017

Utilities Trust (the “fund”)

The following amends and restates the portfolio manager information under the heading “Portfolio management”:

Maura Shaughnessy Investment Officer of MFS Managed fund since 2001	Claud Davis Investment Officer of MFS Managed fund since 2014	Scott Walker Investment Officer of MFS Managed fund since 2017

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Massachusetts Financial Services Company (“MFS”)” is amended to include Mr. Walker as a Portfolio Manager of the fund effective September 15, 2017. Ms. Shaughnessy and Mr. Davis continue to serve as Portfolio Managers of the fund.

Scott Walker. Portfolio Manager; employed in the investment area of MFS since 2008.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust
Supplement dated February 13, 2018
to the Statement of Information dated May 1, 2017

Massachusetts Financial Services Company (“MFS”)

The disclosure under “APPENDIX III - PORTFOLIO MANAGER INFORMATION” applicable to MFS as the subadvisor of Utilities Trust (the “fund”), effective September 15, 2017, is amended and restated as follows:

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Maura Shaughnessy, Claud Davis, and Scott Walker are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies and series thereof; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund.

The following table reflects information as of December 31, 2017:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets in Millions	Number of Accounts	Assets in Millions	Number of Accounts	Assets in Millions
Maura Shaughnessy	4	$6,641	None	None	None	None
Claud Davis	4	$6,641	None	None	4	$753
Scott Walker	4	$6,641	None	None	None	None

There are no accounts that pay fees based on performance.

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the fund as of December 31, 2017.

In addition, the disclosure under “COMPENSATION” is supplemented as follows:

MFS expects the Standard & Poor's 500 Utilities Index will be used to measure each portfolio manager’s performance for the fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.